                                                                      [LOGO]

                                                                             / /
                                                               AIM INTERNATIONAL
                                                                     GROWTH FUND
                                                              FORMERLY GT GLOBAL
                                                                   INTERNATIONAL
                                                                     GROWTH FUND

                                                                             / /
                                                               SEMIANNUAL REPORT
                                                                   JUNE 30, 1998

                                                                     INVEST WITH
                                                                  DISCIPLINE-SM-

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

Views  of the  Fund's management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of   June   30,   1998,   unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

MESSAGE FROM THE CHAIRMAN


Dear Fellow Shareholder,

We are pleased to send you this semiannual report. In the time since you received your last report, there have been a few changes. Your Fund is now a part of The AIM Family of Funds-REGISTERED TRADEMARK- and has adopted the AIM name. Thanks to a vote of approval by GT Global shareholders, A I M Advisors, Inc., became the new investment advisor to GT Global Funds, effective
May 29, 1998.

We believe you'll enjoy many advantages as a member of The AIM Family of Funds-REGISTERED TRADEMARK-. You'll have access to a greater variety of investment choices, and you'll benefit from AIM's commitment to excellence in shareholder service. Most of all, you'll be part of an expanded fund family that is one of the largest and most respected in the industry. A complete list of Funds included in the AIM family can be found inside the back cover of this report. If you would like more information on any of these Funds, we suggest you talk with your financial consultant to discuss their suitability for your investment objectives, risk tolerance, and asset allocation.

Though the Funds are wearing a new name, your investments will continue to seek their stated objectives and receive expert, professional management. In the report that follows, you'll find commentary from managers you know, with the depth of coverage you've come to expect.

Effective September 8, GT Global accounts will be fully integrated into the AIM Family of Funds-REGISTERED TRADEMARK-. For account information, service, and transactions, you will contact AIM's Client Services Department at 800-959-4246. Account information is also available on the AIM website at www.aimfunds.com or on our automated AIM Investor Line at 800-246-5463.

Thank you for your past support of GT Global Funds. AIM is looking forward to continuing a satisfying relationship with you and helping you reach your financial goals.

Sincerely,

/s/ Charles T. Bauer
Chairman
The AIM Family of Funds-REGISTERED TRADEMARK-

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital by investing primarily in equity securities of companies located outside the U.S.


AIM INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY


[EDGAR REPRESENTATION OF CHART]


               AIM INTERNATIONAL
               GROWTH FUND CLASS A        MSCI-EAFE Index

7/19/85        $ 9,525                    $10,000
                 9,534.52                  9,903.93
                 9,448.8                   10,225.1
                 9,848.85                  10,826.7
                10,506.1                   11,566.6
                11,144.2                   12,044.9
                11,877.7                   12,618.9
                12,163.4                   12,938.9
                12,954                     14,376.2
                14,167.8                   16,401.8
                15,310.3                   17,480.2
                14,893.1                   16,707
                16,005.8                   17,850.4
                17,406.7                   18,955.4
                18,400.2                   20,828.4
                17,923.3                   20,619.5
                16,423.1                   19,246.7
                17,645.1                   20,360.4
                18,251.2                   21,444.5
                18,728.1                   23,726.9
                19,473.2                   24,443
                20,356                     26,451.9
                21,426.8                   29,255.4
                21,900.5                   29,260.7
                22,147.6                   28,333.8
                23,578.8                   28,289.3
                24,433.4                   30,416.3
                25,185                     29,943
                18,255.5                   25,753
                17,773.8                   26,012.5
                19,379.4                   26,791.3
                19,786.4                   27,275.8
                20,430.9                   29,100.9
                21,312.8                   30,895.7
                21,832.9                   31,350.4
                21,403.2                   30,352.4
                21,267.5                   29,558.6
                21,459.7                   30,492.1
                20,747.4                   28,515.5
                21,267.5                   29,767.1
                22,330.4                   32,321.1
                22,929.6                   34,253.1
                23,137.9                   34,450.2
                24,310.7                   35,063.4
                24,686.4                   35,250.4
                25,176.1                   34,565.3
                26,166.7                   34,892.8
                25,882.1                   33,000.4
                25,745.4                   32,452.2
                27,544.5                   36,534.2
                28,626.3                   34,897.9
                29,787.7                   36,494
                28,455.5                   35,034.9
                29,685.2                   36,803.3
                32,060.3                   38,170.1
                31,540.4                   36,757.5
                30,673.9                   34,199.8
                31,089.8                   30,644.1
                30,258                     30,409
                31,817.6                   33,888
                32,476.2                   33,597.6
                33,585.3                   34,079.6
                30,361.9                   30,779.4
                27,207.9                   26,498.8
                28,802.2                   30,636.3
                27,970.4                   28,837.9
                27,473.5                   29,316.3
                28,070.8                   30,272.7
                29,862.5                   33,526.8
                30,389.5                   31,522.2
                30,494.9                   31,840.9
                31,584                     32,182.6
                30,389.5                   29,826.2
                31,513.7                   31,299.7
                30,740.8                   30,671.7
                31,408.3                   32,409.6
                31,548.9                   32,877.1
12/31/91        30,073.3                   31,351
                31,104.5                   32,979.9
                31,175.6                   32,285.1
                31,709.5                   31,138.4
                30,677.4                   29,091.4
                31,531.5                   29,237.1
                33,560.1                   31,203
                32,385.7                   29,733.4
                30,997.7                   28,981.9
                30,713                     30,809.6
                29,218.3                   30,210.9
                29,147.1                   28,635.4
                29,325                     28,913.7
                29,289.9                   29,072
                29,075.8                   29,077.1
                29,503.9                   29,964
                31,002.3                   32,584.6
                32,500.7                   35,685.9
                32,964.5                   36,448.3
                32,500.7                   35,888
                33,713.7                   37,152.6
                35,675.9                   39,166.6
                36,995.9                   39,482.1
                35,354.8                   36,039.2
                39,314.8                   38,649.7
                41,740.8                   41,925.7
                40,242.4                   41,818.2
                37,317                     40,025.9
                37,852.1                   41,733.1
                37,602.4                   41,502.4
                37,317                     42,098.2
                38,494.3                   42,512.3
                40,420.8                   43,528.2
                38,815.3                   42,166.8
                39,029.4                   43,580.8
                37,352.6                   41,495.9
                36,255.6                   41,765.4
                33,488                     40,170.9
                32,578.6                   40,065.9
                32,657.7                   42,576.1
                33,646.1                   44,188.7
                33,567.1                   43,673.3
                33,962.4                   42,919
                36,453.3                   45,602.7
                36,611.4                   43,874.2
                37,085.9                   44,742.4
                36,453.3                   43,551.2
                36,334.6                   44,774.4
                37,660.9                   46,589.8
                38,324.5                   46,792.1
                38,366                     46,962
                38,988.1                   47,971.2
                39,817.7                   49,377.7
                39,361.4                   48,480.8
                39,693.2                   48,765.5
                38,117.1                   47,352.4
                38,863.7                   47,468.4
                39,402.9                   48,741.4
                39,278.5                   48,254.8
                40,854.6                   50,186.8
                41,154.3                   49,553.3
                41,062                     47,830.5
                41,154.3                   48,624.3
                41,385                     48,812.4
                41,938.6                   49,083.2
                43,645.7                   52,289.4
                45,260.5                   55,184.9
                46,460                     56,089.1
                43,784.1                   51,911.6
                47,106                     54,831.4
                43,368.9                   50,628.7
                43,230.4                   50,124.4
                44,656.9                   50,573
                44,598.7                   52,897.7
                48,616                     56,304.2
                50,362.7                   58,050.6
                51,061.4                   58,523.3
                49,722.3                   58,252.5
6/30/98         58,631                     49,265


The chart above shows the performance of AIM International Growth Fund Class A shares since the Fund's inception, versus the MSCI EAFE Index. This represents a cumulative return of 392.65% and an average annual total return of 13.11% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 5.50% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $15,298 on June 30, 1998. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% at the beginning of the seventh year), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $14,646 on June 30, 1998.



AVERAGE ANNUAL TOTAL RETURNS %(1)
JUNE 30, 1998

SHARE CLASS         WITHOUT SALES CHARGE(2)          WITH SALES CHARGE
                 1-YEAR  5-YEAR  10-YEAR  LOF     1-YEAR  5-YEAR  10-YEAR   LOF

CLASS A(3)       9.60    8.82    8.84    13.59     3.57    7.60    8.22     13.11
CLASS B(3)       8.97    8.13    N/A      8.57     4.67    7.87    N/A       8.44
ADVISOR CLASS(4) 9.16    N/A     N/A     13.19     N/A     N/A     N/A       N/A



HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (LAST 10 YEARS)


                   1988   1989   1990    1991   1992   1993    1994   1995  1996  1997
CLASS A            19.39  38.56  -14.31  13.22  -5.83  34.23   -7.78  3.88  9.28  8.51
CLASS B            N/A    N/A    N/A     N/A    N/A    25.633  -8.36  3.15  8.67  7.71

(1)Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2)Performance data do not reflect the maximum 5.50% sales charge and the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3)The Fund began operations (Class A shares) on July 19, 1985; Class B shares commenced on April 1, 1993.

(4)The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public. They are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with the Fund's distributor. Please see the Fund's prospectus for more complete information.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

INTERVIEW WITH PORTFOLIO MANAGEMENT TEAM

Q HOW DID THE FUND PERFORM?

A The world's financial markets have been severely tested in recent months by the barrage of negative news from Asia, with Japan's weakening economy producing heightened investor concerns throughout the region. Nonetheless, in an impressive showing, stock prices in Europe continued to climb to record highs, supported by a positive macroeconomic background. The robust nature of European stock markets and the protracted bull market in the U.S. have been the key positives in global investing so far in 1998.

In a mixed global environment, the Fund's Class A shares returned 11.08% over the six-month period ended June 30, 1998 excluding sales charges. Total return for Class B shares for the same period was 10.72% excluding sales charges. The Morgan Stanley Capital International Europe, Australia and the Far East (MSCI-EAFE) Index(5) returned 15.93% over the same period.

Despite the lag in the Fund's returns relative to the index over the shorter term, the Fund has continued to outperform over the one- and three-year periods based on total returns. Over the six-month review period, the Fund's underweighted position in Germany and lack of holdings in Spain, caused the Fund to trail the index. Stock selection in Italy also contributed to relative underperformance. In particular, the Fund's holdings of ENI and Telecom Italia underperformed the market. ENI, an energy conglomerate, performed poorly with the correction in oil prices, and Telecom Italia experienced weak returns as a result of concerns over a transition in management.

Q WHAT'S DRIVING EUROPEAN MARKETS?

A The Fund continues to benefit from a number of factors fueling European markets. While European economies are steaming ahead, European corporations have embraced the challenge to become more globally competitive. Corporations are trimming down, becoming more efficient, and focusing on ways to add value to shareholders. The deep structural changes these corporations are making have spurred corporate profitability and earnings growth.

EUROPEAN MARKETS HAVE BEEN RIDING HIGH ON AN UNPRECEDENTED WAVE OF GROWTH.

Consolidation through mergers and acquisitions has also been very widespread. Many companies are looking farther ahead to when monetary union will be more established. The rewards to companies that can consolidate their positions and dominate a market across Europe are potentially far higher than for those that only maintain their local franchises.

Overall, a new European culture that favors investing is also contributing to the market surge. Historically bank savers, Europeans are now turning to equities, helping markets become broader, larger and more liquid.

Q DID YOU IMPLEMENT ANY CHANGES IN THE PORTFOLIO DURING THE SIX-MONTH PERIOD?

A Our investment strategy remains essentially unchanged. In an environment of disinflation, we are looking for companies with the ability to maintain prices and margins in the face of relentless competition. This approach leads us to prefer world-class companies in the UK, where we find media and financial services stocks attractive.

We are also bullish on the outlook for the stock markets of Australia and New Zealand, and slightly increased our allocation to this region over the period. We believe corporate profits are set to recover at a time when equity valuations are relatively attractive. We are, however, avoiding stocks exposed to softness in commodity prices.

While we continue to hold particular world-class stocks in continental Europe (especially in media, telecommunications, pharmaceuticals and service industries such as management consulting), we have been reducing our weighting to this region. After a very strong bull run, valuations now appear to discount the cyclical upturn in earnings. We are also
                                                               CONTINUED P.4

(5) The MSCI-EAFE World Index is a market value-weighted average of the performance of 1,106 securities listed on 20 major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

INTERVIEW WITH PORTFOLIO MANAGEMENT TEAM CONTINUED

concerned that many European bond markets are vulnerable to any setback in European Economic and Monetary Union (EMU).

The Fund continues to maintain minimal exposure to Japan, where we feel the government has not done nearly enough to restore the country's banking system, economy and property market to health. We also remain pessimistic about the outlook for the East Asian newly industrializing countries. However, we have found selective opportunities in emerging markets elsewhere.

Q RELATIVE TO THE INDEX, HOW HAS THE FUND'S UNDERWEIGHTING IN JAPAN CONTRIBUTED TO PERFORMANCE?

A The Fund has continued to benefit from its underweighted position in Japan. With the Japanese banking system in disarray, we firmly believe, as we have for some time, that political leaders need to shut down insolvent banks and further address the tremendous number of bad loans. Moreover, the failure of Japanese banks to provide the necessary amount of capital to get the economy going has contributed to weakness.

Additionally, we believe the government should increase the money supply and cut income and corporate taxes to stimulate domestic demand. Due to the lack of confidence in their economy and financial institutions, many Japanese are hoarding cash instead of spending it.

In this economic environment we continue to believe four kinds of stocks may grow: those that can take advantage of major trends, such as the graying of Japan; beneficiaries of the yen's long-term weakness; companies entering new markets; and businesses that can maintain pricing power. Within this framework, we have identified such companies as Canon, Inc., Asahi Breweries and Takeda Chemical Industries, a leading pharmaceutical manufacturer.

Q WHAT ARE YOUR EXPECTATIONS FOR THE FUND OVER THE REMAINDER OF THE YEAR?

A In general, we expect to continue focusing on high-quality companies that provide broad portfolio diversification, with a goal of achieving predictable and consistent returns.

More specifically, we believe the Fund is well positioned to take advantage of opportunities in the European marketplace during the rest of this year, where consolidation and restructuring will continue to be the key themes. Most European companies have a long way to go before they can provide the kind of returns investors expect from U.S. companies, but many companies are committed to streamlining operations and improving profitability. We predict inflation will remain subdued and European economies will strengthen. Long term, we will be watching EMU to see how markets are affected.

The Fund is likely to remain conservatively positioned in Asia, with an underweighted position in Japan and limited exposure to the rest of the region. Given the severity of Asia's problems, we expect markets there to remain volatile.

In Latin America, we sold off our small position in Mexico, while continuing to maintain an exposure to Brazil where our current stock selection concentrates on privatization plays. These companies tend to be less exposed to the economy, which has been sluggish recently, yet are positively affected by progress on political reform and privatization. We believe these stocks should also benefit from any further recovery in sentiment toward the country.


SECTOR ALLOCATION OF NET ASSETS %
JUNE 30, 1998

Finance                  32.3
Services                 22.9
Consumer Non-Durables    10.8
Energy                    9.8
Health Care               8.9
Capital Goods             4.6
Consumer Durables         3.6
Technology                1.6
Material/Basic Industry   1.3
Multi-Industry/Misc.      0.6
Short Term & Other        3.6


A complete listing of holdings and allocations may be found in the Investment Portfolio section of this report.

AIM INTERNATIONAL GROWTH FUND


GEOGRAPHIC ALLOCATION OF NET ASSETS %
JUNE 30, 1998

UK                         30.3
Switzerland                10.5
Japan                       7.4
Netherlands                 7.2
Sweden                      6.8
Australia                   6.7
France                      5.0
Italy                       3.8
U.S.                        3.6
Brazil                      2.6
Germany                     2.1
Finland                     2.0
New Zealand                 2.0
Portugal                    1.8
Hong Kong                   1.6
Norway                      1.6
Canada                      1.1
Hungary                     1.0
India                       0.9
Luxembourg                  0.9
South Africa                0.5
Singapore                   0.4
Korea                       0.2

Allocations will change based on current market conditions.



KEY PORTFOLIO HOLDINGS(6)                                    % of
                                             Country       Net Assets
UBS AG                                       Switzerland       3.1
TELECOMM ITALIA SPA                          Italy             2.7
ORANGE PLC                                   UK                2.6
EMI GROUP PLC                                UK                2.4
NORDBANKEN HOLDING AB                        Sweden            2.4
VODAFONE GROUP PLC                           UK                2.4
AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.   Australia         2.2
ABBEY NATIONAL PLC                           UK                2.1
NESTLE S.A.                                  Switzerland       2.1
ROCHE HOLDING AG                             Switzerland       2.1

(6) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

AIM
INTERNATIONAL
GROWTH FUND
(FORMERLY
GT GLOBAL
INTERNATIONAL
GROWTH FUND)

FINANCIAL
STATEMENTS

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (32.3%)
  UBS AG - Registered-/- ....................................   SWTZ           16,213   $  6,033,399         3.1
    BANKS-MONEY CENTER
  Nordbanken Holding AB .....................................   SWDN          640,020      4,697,468         2.4
    BANKS-REGIONAL
  Australia & New Zealand Banking Group Ltd. ................   AUSL          625,600      4,327,073         2.2
    BANKS-REGIONAL
  Abbey National PLC ........................................   UK            235,000      4,178,911         2.1
    BANKS-SUPER REGIONAL
  Royal & Sun Alliance Insurance Group PLC ..................   UK            387,000      4,003,114         2.1
    INSURANCE - MULTI-LINE
  Lloyds TSB Group PLC ......................................   UK            254,400      3,561,770         1.8
    BANKS-REGIONAL
  ForeningsSparbanken AB ....................................   SWDN          116,030      3,493,783         1.8
    BANKS-REGIONAL
  ING Groep N.V. ............................................   NETH           51,236      3,357,259         1.7
    BANKS-MONEY CENTER
  Axa - UAP .................................................   FR             28,350      3,188,976         1.6
    INSURANCE - MULTI-LINE
  Schroders PLC .............................................   UK            114,000      2,942,795         1.5
    BANKS-MONEY CENTER
  Zurich Versicherungsgesellschaft ..........................   SWTZ            4,439      2,835,149         1.5
    INSURANCE - MULTI-LINE
  National Westminster Bank PLC .............................   UK            136,000      2,432,059         1.2
    BANKS-MONEY CENTER
  M & G Group PLC ...........................................   UK             83,500      2,255,155         1.2
    INVESTMENT MANAGEMENT
  Royal Bank of Canada ......................................   CAN            34,200      2,056,601         1.1
    BANKS-REGIONAL
  CGU PLC ...................................................   UK            110,000      2,053,431         1.1
    INSURANCE - MULTI-LINE
  Banque Nationale de Paris .................................   FR             24,379      1,992,196         1.0
    BANKS-MONEY CENTER
  HSBC Holdings PLC .........................................   HK             79,520      1,945,020         1.0
    BANKS-MONEY CENTER
  Safra Republic Holdings S.A.{\/} ..........................   LUX            24,400      1,830,000         0.9
    OTHER FINANCIAL
  State Bank of India Ltd. - Reg. S GDR-/- {c} {\/} .........   IND           144,410      1,704,038         0.9
    BANKS-REGIONAL
  BPI-SGPS S.A. .............................................   PORT           44,210      1,427,914         0.7
    BANKS-MONEY CENTER
  Nichiei Co., Ltd. .........................................   JPN            18,000      1,228,900         0.6
    OTHER FINANCIAL
  United Overseas Bank Ltd. - Foreign .......................   SING          222,300        691,190         0.4
    BANKS-MONEY CENTER
  Kokusai Securities Co., Ltd. ..............................   JPN            41,000        406,234         0.2
    SECURITIES BROKER
  Kookmin Bank-/- ...........................................   KOR            99,604        370,789         0.2
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          63,013,224
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F1

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (22.9%)
  Telecom Italia SpA ........................................   ITLY          708,900   $  5,183,248         2.7
    TELEPHONE NETWORKS
  Orange PLC-/- .............................................   UK            468,000      4,962,097         2.6
    WIRELESS COMMUNICATIONS
  EMI Group PLC .............................................   UK            540,000      4,724,662         2.4
    LEISURE & TOURISM
  Vodafone Group PLC ........................................   UK            366,500      4,653,920         2.4
    WIRELESS COMMUNICATIONS
  Telecom Corporation of New Zealand Ltd.: ..................   NZ                 --             --         2.0
    TELEPHONE NETWORKS
    Common ..................................................   --            891,300      3,679,954          --
    Installment Receipts ....................................   --             52,600        112,415          --
  Woolworths Ltd. ...........................................   AUSL        1,029,000      3,354,185         1.7
    RETAILERS-OTHER
  EMAP PLC ..................................................   UK            154,000      3,116,514         1.6
    BROADCASTING & PUBLISHING
  Reuters Group PLC .........................................   UK            272,000      3,111,037         1.6
    BROADCASTING & PUBLISHING
  Great Universal Stores PLC ................................   UK            182,000      2,400,735         1.2
    RETAILERS-OTHER
  Telecomunicacoes Brasileiras S.A. (Telebras) - ADR{\/} ....   BRZL           21,400      2,336,613         1.2
    TELEPHONE NETWORKS
  Telecel - Comunicacaoes Pessoais S.A. .....................   PORT           11,746      2,087,499         1.1
    WIRELESS COMMUNICATIONS
  Koninklijke Ahold N.V. ....................................   NETH           59,119      1,899,090         1.0
    RETAILERS-FOOD
  Ezaki Glico Co., Ltd. .....................................   JPN           270,000      1,536,776         0.8
    RETAILERS-FOOD
  Telstra Corp. Ltd. - Installment Receipts .................   AUSL          437,200      1,123,810         0.6
    TELEPHONE NETWORKS
  Vendex International N.V. .................................   NETH               62          2,333          --
    RETAILERS-OTHER
  Fast Retailing Co., Ltd. ..................................   JPN                44            414          --
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                          44,285,302
                                                                                        ------------
Consumer Non-Durables (10.8%)
  Nestle S.A. - Registered ..................................   SWTZ            1,881      4,028,587         2.1
    FOOD
  Diageo PLC ................................................   UK            278,000      3,295,709         1.7
    BEVERAGES - ALCOHOLIC
  Gucci Group - NY Registered Shares{\/} ....................   NETH           47,900      2,538,700         1.3
    TEXTILES & APPAREL
  Foster's Brewing Group Ltd. ...............................   AUSL          970,600      2,290,004         1.2
    BEVERAGES - ALCOHOLIC
  Asahi Breweries Ltd. ......................................   JPN           180,000      2,278,151         1.2
    BEVERAGES - ALCOHOLIC
  Benckiser N.V. "B"-/- .....................................   NETH           35,800      2,203,158         1.1
    HOUSEHOLD PRODUCTS
  United Biscuits (Holdings) PLC ............................   UK            509,000      2,039,740         1.0
    FOOD

    The accompanying notes are an integral part of the financial statements.

                                       F2

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Amway Japan Ltd. ..........................................   JPN           125,000   $  1,328,922         0.7
    HOUSEHOLD PRODUCTS
  South African Breweries Ltd. ..............................   SAFR           44,200        910,878         0.5
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          20,913,849
                                                                                        ------------
Energy (9.8%)
  Viag AG ...................................................   GER             5,792      3,989,388         2.1
    ELECTRICAL & GAS UTILITIES
  Petroleum Geo-Services ASA-/- .............................   NOR           100,600      3,139,030         1.6
    ENERGY EQUIPMENT & SERVICES
  Shell Transport & Trading Co., PLC ........................   UK            412,000      2,903,056         1.5
    OIL
  Petroleo Brasileiro S.A. (Petrobras) - ADR{\/} ............   BRZL          147,900      2,736,150         1.4
    GAS PRODUCTION & DISTRIBUTION
  Burmah Castrol PLC ........................................   UK            130,000      2,322,591         1.2
    OIL
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY          315,300      2,055,610         1.1
    OIL
  Coflexip - ADR{\/} ........................................   FR             30,260      1,849,643         0.9
    OIL
                                                                                        ------------
                                                                                          18,995,468
                                                                                        ------------
Health Care (8.9%)
  Roche Holding AG ..........................................   SWTZ              409      4,019,567         2.1
    PHARMACEUTICALS
  Nycomed Amersham PLC ......................................   UK            535,095      3,987,079         2.1
    PHARMACEUTICALS
  Novartis AG ...............................................   SWTZ            1,945      3,239,100         1.7
    PHARMACEUTICALS
  Astra AB "A" ..............................................   SWDN           97,313      1,990,091         1.0
    PHARMACEUTICALS
  Takeda Chemical Industries ................................   JPN            70,000      1,868,084         1.0
    PHARMACEUTICALS
  Richter Gedeon Rt. - Reg S GDR-/- {c} {\/} ................   HGRY           23,400      1,866,150         1.0
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          16,970,071
                                                                                        ------------
Capital Goods (4.6%)
  Nokia Oyj "A" .............................................   FIN            52,600      3,889,325         2.0
    TELECOM EQUIPMENT
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR             14,440      2,940,455         1.5
    TELECOM EQUIPMENT
  Canon, Inc. ...............................................   JPN            90,000      2,050,336         1.1
    OFFICE EQUIPMENT
                                                                                        ------------
                                                                                           8,880,116
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (3.6%)
  Volvo AB "B" ..............................................   SWDN          106,320   $  3,168,057         1.6
    AUTOMOBILES
  Mabuchi Motor Co., Ltd. ...................................   JPN            31,000      1,972,951         1.0
    AUTOMOBILES
  Futuris Corp., Ltd. .......................................   AUSL        2,226,000      1,962,573         1.0
    AUTO PARTS
                                                                                        ------------
                                                                                           7,103,581
                                                                                        ------------
Technology (1.6%)
  Baan Company N.V.-/- {\/} .................................   NETH           42,920      1,534,390         0.8
    SOFTWARE
  Matsushita-Kotobuki Electronics Ltd. ......................   JPN            60,000      1,501,410         0.8
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                           3,035,800
                                                                                        ------------
Materials/Basic Industry (1.3%)
  Akzo Nobel N.V. ...........................................   NETH           11,570      2,573,767         1.3
                                                                                        ------------
    CHEMICALS
Multi-Industry/Miscellaneous (0.6%)
  Shanghai Industrial Holdings Ltd. .........................   HK            486,000      1,144,821         0.6
    MULTI-INDUSTRY
  Vedior ....................................................   NETH               61          1,731          --
    MISCELLANEOUS
                                                                                        ------------
                                                                                           1,146,552
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $161,426,444) ................                            186,917,730        96.4
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1998, with State Street Bank & Trust Co.,
   due July 1, 1998, for an effective yield of 5.70%,
   collateralized by $10,640,000 U.S. Treasury Bills, 5.75%
   due 12/31/98 (market value of collateral is $10,653,300,
   including accrued interest) (cost $10,444,000)  ..........                             10,444,000         5.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $171,870,444)  * ....................                            197,361,730       101.8
Other Assets and Liabilities ................................                             (3,584,545)       (1.8)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $193,777,185       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          *  For Federal income tax purposes, cost is $172,933,198 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  35,868,141
                 Unrealized depreciation:           (11,439,609)
                                                  -------------
                 Net unrealized appreciation:     $  24,428,532
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F4

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                       PORTFOLIO OF INVESTMENTS  (cont'd)

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at June 30, 1998, was concentrated in the following countries:

                                            PERCENTAGE OF NET ASSETS{d}
                                          --------------------------------
                                                            SHORT-TERM
                                                              &
COUNTRY (COUNTRY CODE/CURRENCY CODE)         EQUITY         OTHER    TOTAL
--------------------------------------    -------------     -----    -----
Australia (AUSL/AUD) .................         6.7                     6.7
Brazil (BRZL/BRL) ....................         2.6                     2.6
Canada (CAN/CAD) .....................         1.1                     1.1
Finland (FIN/FIM) ....................         2.0                     2.0
France (FR/FRF) ......................         5.0                     5.0
Germany (GER/DEM) ....................         2.1                     2.1
Hong Kong (HK/HKD) ...................         1.6                     1.6
Hungary (HGRY/HUF) ...................         1.0                     1.0
India (IND/INR) ......................         0.9                     0.9
Italy (ITLY/ITL) .....................         3.8                     3.8
Japan (JPN/JPY) ......................         7.4                     7.4
Korea (KOR/KRW) ......................         0.2                     0.2
Luxembourg (LUX/LUF) .................         0.9                     0.9
Netherlands (NETH/NLG) ...............         7.2                     7.2
New Zealand (NZ/NZD) .................         2.0                     2.0
Norway (NOR/NOK) .....................         1.6                     1.6
Portugal (PORT/PTE) ..................         1.8                     1.8
Singapore (SING/SGD) .................         0.4                     0.4
South Africa (SAFR/ZAR) ..............         0.5                     0.5
Sweden (SWDN/SEK) ....................         6.8                     6.8
Switzerland (SWTZ/CHF) ...............        10.5                    10.5
United Kingdom (UK/GBP) ..............        30.3                    30.3
United States (US/USD) ...............                      3.6        3.6
                                             -----          -----    -----
Total  ...............................        96.4          3.6      100.0
                                             -----          -----    -----
                                             -----          -----    -----

--------------

{d}  Percentages indicated are based on net assets of $193,777,185.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           JUNE 30, 1998 (UNAUDITED)

                                           MARKET VALUE     CONTRACT    DELIVERY   UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    APPRECIATION
----------------------------------------  --------------   -----------  --------  ------------
British Pounds..........................     5,170,795         0.59400   7/20/98   $  48,055
British Pounds..........................     4,771,542         0.60196   10/2/98      46,083
Deutsche Marks..........................     2,198,262         1.74900   8/26/98      60,171
French Francs...........................     5,057,106         5.94360    8/6/98      74,464
Japanese Yen............................     3,616,113       133.29000    7/7/98     135,106
Japanese Yen............................       727,347       130.50000    8/6/98      38,937
Japanese Yen............................     7,279,847       131.10000   8/12/98     347,918
Swiss Francs............................     5,655,612         1.47700   9/21/98      96,571
                                          --------------                          ------------
  Total Contracts to Sell (Receivable
   amount $35,323,929)..................    34,476,624                               847,305
                                          --------------                          ------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 17.79%.
Total Open Forward Foreign Currency Contracts...................................   $ 847,305
                                                                                  ------------
                                                                                  ------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $171,870,444) (Note 1).......................  $197,361,730
  U.S. currency.................................................................  $    42
  Foreign currencies (cost $43,627).............................................   43,621        43,663
                                                                                  -------
  Receivable for open forward foreign currency contracts (Note 1)........................       847,305
  Dividends and dividend withholding tax reclaims receivable.............................       611,952
  Receivable for Fund shares sold........................................................        44,949
  Interest receivable....................................................................         1,654
                                                                                           ------------
    Total assets.........................................................................   198,911,253
                                                                                           ------------
Liabilities:
  Payable for Fund shares repurchased....................................................     4,495,643
  Payable for securities purchased.......................................................       167,496
  Payable for investment management and administration fees (Note 2).....................       157,585
  Payable for transfer agent fees (Note 2)...............................................        87,461
  Payable for service and distribution expenses (Note 2).................................        84,627
  Payable for printing and postage expenses..............................................        61,636
  Payable for custodian fees.............................................................        29,469
  Payable for professional fees..........................................................        25,276
  Payable for Trustees' fees and expenses (Note 2).......................................         3,505
  Payable for registration and filing fees...............................................         3,270
  Payable for fund accounting fees (Note 2)..............................................         2,807
  Other accrued expenses.................................................................        15,293
                                                                                           ------------
    Total liabilities....................................................................     5,134,068
                                                                                           ------------
Net assets...............................................................................  $193,777,185
                                                                                           ------------
                                                                                           ------------
Class A:
Net asset value and redemption price per share ($143,957,678 DIVIDED BY 16,887,447 shares
 outstanding)............................................................................  $       8.52
                                                                                           ------------
                                                                                           ------------
Maximum offering price per share (100/94.5 of $8.52) *...................................  $       9.02
                                                                                           ------------
                                                                                           ------------
Class B:+
Net asset value and offering price per share ($49,567,348 DIVIDED BY 6,072,995 shares
 outstanding)............................................................................  $       8.16
                                                                                           ------------
                                                                                           ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($252,159
 DIVIDED BY 29,471 shares outstanding)...................................................  $       8.56
                                                                                           ------------
                                                                                           ------------
Net assets consist of:
  Paid in capital (Note 4)...............................................................  $147,699,757
  Undistributed net investment income....................................................       736,445
  Accumulated net realized gain on investments and foreign currency transactions.........    19,005,373
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies............................................................................       844,324
  Net unrealized appreciation of investments.............................................    25,491,286
                                                                                           ------------
Total -- representing net assets applicable to capital shares outstanding................  $193,777,185
                                                                                           ------------
                                                                                           ------------

--------------
   * On sales of $25,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                            STATEMENT OF OPERATIONS

                   Six months ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $288,274)...............................  $ 2,361,211
  Interest income............................................................................      322,812
  Securities lending income..................................................................      171,562
                                                                                               -----------
    Total investment income..................................................................    2,855,585
                                                                                               -----------
Expenses:
  Investment management and administration fees (Note 2).....................................      996,492
  Service and distribution expenses: (Note 2)
    Class A.....................................................................  $   261,811
    Class B.....................................................................      270,170      531,981
                                                                                  -----------
  Transfer agent fees (Note 2)...............................................................      325,600
  Custodian fees.............................................................................       81,050
  Professional Fees..........................................................................       55,029
  Registration and filing fees...............................................................       51,200
  Printing and postage expenses..............................................................       42,250
  Fund accounting fees (Note 2)..............................................................       27,640
  Trustees' fees and expenses (Note 2).......................................................        6,516
  Other expenses (Note 1)....................................................................        8,219
                                                                                               -----------
    Total expenses before reductions.........................................................    2,125,977
                                                                                               -----------
      Expense reductions (Note 5)............................................................       (6,837)
                                                                                               -----------
    Total net expenses.......................................................................    2,119,140
                                                                                               -----------
Net investment income........................................................................      736,445
                                                                                               -----------
Net realized and unrealized gain on investments and foreign currencies: (Note 1)
  Net realized gain on investments..............................................   13,546,039
  Net realized gain on foreign currency transactions............................    2,112,549
                                                                                  -----------
    Net realized gain during the period......................................................   15,658,588
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies........................................................     (710,893)
  Net change in unrealized appreciation of investments..........................    8,535,197
                                                                                  -----------
    Net unrealized appreciation during the period............................................    7,824,304
                                                                                               -----------
Net realized and unrealized gain on investments and foreign currencies.......................   23,482,892
                                                                                               -----------
Net increase in net assets resulting from operations.........................................  $24,219,337
                                                                                               -----------
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 1998        YEAR ENDED
                                                                                    (UNAUDITED)      DECEMBER 31, 1997
                                                                                  ----------------   -----------------
Decrease in net assets
Operations:
  Net investment income.........................................................   $     736,445       $     427,766
  Net realized gain on investments and foreign currency transactions............      15,658,588          38,105,893
  Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currencies........................................        (710,893)            286,534
  Net change in unrealized appreciation (depreciation) of investments...........       8,535,197         (14,668,685)
                                                                                  ----------------   -----------------
    Net increase in net assets resulting from operations........................      24,219,337          24,151,508
                                                                                  ----------------   -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income....................................................              --            (425,877)
  From net realized gain on investments.........................................              --         (29,789,043)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.........................................              --         (10,955,953)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income....................................................              --              (1,888)
  From net realized gain on investments.........................................              --             (56,864)
                                                                                  ----------------   -----------------
    Total distributions.........................................................              --         (41,229,625)
                                                                                  ----------------   -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..............................     479,246,906         663,662,225
  Decrease from capital shares repurchased......................................    (514,139,082)       (703,298,069)
                                                                                  ----------------   -----------------
    Net decrease from capital share transactions................................     (34,892,176)        (39,635,844)
                                                                                  ----------------   -----------------
Total decrease in net assets....................................................     (10,672,839)        (56,713,961)
Net assets:
  Beginning of period...........................................................     204,450,024         261,163,985
                                                                                  ----------------   -----------------
  End of period *...............................................................   $ 193,777,185       $ 204,450,024
                                                                                  ----------------   -----------------
                                                                                  ----------------   -----------------
 * Includes undistributed net investment income of..............................   $     736,445       $          --
                                                                                  ----------------   -----------------
                                                                                  ----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                          CLASS A+
                                          -------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            JUNE 30,                      YEAR ENDED DECEMBER 31,
                                              1998       ----------------------------------------------------------
                                          (UNAUDITED) (D)  1997 (D)   1996 (D)      1995        1994      1993 (D)
                                          -------------  ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....    $    7.67    $    8.92   $    9.08   $    9.17   $   11.02   $    8.21
                                          -------------  ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........         0.04         0.03       (0.01)       0.03       (0.04)       0.03
  Net realized and unrealized gain
   (loss) on investments................         0.81         0.69        0.84        0.32       (0.82)       2.78
                                          -------------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............         0.85         0.72        0.83        0.35       (0.86)       2.81
                                          -------------  ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............           --        (0.03)         --          --       (0.04)         --
  From net realized gain on
   investments..........................           --        (1.94)      (0.99)      (0.24)      (0.95)         --
  In excess of net realized gain on
   investments..........................           --           --          --       (0.20)         --          --
                                          -------------  ----------  ----------  ----------  ----------  ----------
    Total distributions.................           --        (1.97)      (0.99)      (0.44)      (0.99)         --
                                          -------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........    $    8.52    $    7.67   $    8.92   $    9.08   $    9.17   $   11.02
                                          -------------  ----------  ----------  ----------  ----------  ----------
                                          -------------  ----------  ----------  ----------  ----------  ----------

Total investment return (c).............        11.08%(b)      8.51%      9.28%       3.88%      (7.78)%     34.23%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 143,958    $ 148,143   $ 196,601   $ 308,816   $ 430,701   $ 523,397
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Note 5)......         0.89%(a)      0.35%     (0.14)%      0.24%      (0.04)%       0.3%
  Without expense reductions............         0.88%(a)      0.22%     (0.25)%      0.16%      (0.09)%       N/A
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 5)......         1.90%(a)      1.69%      1.80%       1.70%       1.70%       1.80%
  Without expense reductions............         1.91%(a)      1.82%      1.91%       1.78%       1.75%        N/A
Portfolio turnover rate++++.............           51%(a)        72%        74%         75%         96%         90%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                       F9

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           CLASS B++
                                          ----------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                                                      APRIL 1, 1993
                                            JUNE 30,                YEAR ENDED DECEMBER 31,                   TO
                                              1998       ----------------------------------------------  DECEMBER 31,
                                          (UNAUDITED) (D)  1997 (D)   1996 (D)      1995        1994       1993 (D)
                                          -------------  ----------  ----------  ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $    7.36    $    8.68   $    8.91   $    9.07   $   10.98     $    8.74
                                          -------------  ----------  ----------  ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........         0.01        (0.03)      (0.07)      (0.04)      (0.10)        (0.01)
  Net realized and unrealized gain
   (loss) on investments................         0.79         0.65        0.83        0.32       (0.82)         2.25
                                          -------------  ----------  ----------  ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............         0.80         0.62        0.76        0.28       (0.92)         2.24
                                          -------------  ----------  ----------  ----------  ----------  -------------
Distributions to shareholders:
  From net investment income............           --           --          --          --       (0.04)           --
  From net realized gain on
   investments..........................           --        (1.94)      (0.99)      (0.24)      (0.95)           --
  In excess of net realized gain on
   investments..........................           --           --          --       (0.20)         --            --
                                          -------------  ----------  ----------  ----------  ----------  -------------
    Total distributions.................           --        (1.94)      (0.99)      (0.44)      (0.99)           --
                                          -------------  ----------  ----------  ----------  ----------  -------------
Net asset value, end of period..........    $    8.16    $    7.36   $    8.68   $    8.91   $    9.07     $   10.98
                                          -------------  ----------  ----------  ----------  ----------  -------------
                                          -------------  ----------  ----------  ----------  ----------  -------------

Total investment return (c).............        10.72%(b)      7.71%      8.67%       3.15%      (8.36)%       25.63%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  49,567    $  56,023   $  64,102   $  69,654   $  71,794     $  30,745
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Note 5)......         0.24%(a)     (0.30)%     (0.79)%     (0.41)%     (0.69)%        (0.4)%(a)
  Without expense reductions............         0.23%(a)     (0.43)%     (0.90)%     (0.49)%     (0.74)%         N/A
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 5)......         2.55%(a)      2.34%      2.45%       2.35%       2.35%          2.4%(a)
  Without expense reductions............         2.56%(a)      2.47%      2.56%       2.43%       2.40%          N/A
Portfolio turnover rate++++.............           51%(a)        72%        74%         75%         96%           90%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F10

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             ADVISOR CLASS+++
                                          -------------------------------------------------------
                                            SIX MONTHS
                                              ENDED       YEAR ENDED DECEMBER 31,   JUNE 1, 1995
                                             JUNE 30,                                    TO
                                               1998       ------------------------  DECEMBER 31,
                                          (UNAUDITED) (D)  1997 (D)     1996 (D)        1995
                                          --------------  -----------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $    7.72      $    9.01    $    9.11     $    8.49
                                          --------------  -----------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........         0.05           0.07         0.02          0.03
  Net realized and unrealized gain
   (loss) on investments................         0.79           0.65         0.87          1.03
                                          --------------  -----------  -----------  -------------
    Net increase (decrease) from
     investment operations..............         0.84           0.72         0.89          1.06
                                          --------------  -----------  -----------  -------------
Distributions to shareholders:
  From net investment income............           --          (0.07)          --            --
  From net realized gain on
   investments..........................           --          (1.94)       (0.99)        (0.24)
  In excess of net realized gain on
   investments..........................           --             --           --         (0.20)
                                          --------------  -----------  -----------  -------------
    Total distributions.................           --          (2.01)       (0.99)        (0.44)
                                          --------------  -----------  -----------  -------------
Net asset value, end of period..........    $    8.56      $    7.72    $    9.01     $    9.11
                                          --------------  -----------  -----------  -------------
                                          --------------  -----------  -----------  -------------

Total investment return (c).............        10.75 %(b)       8.53%       9.79%        12.56%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $     252      $     284    $     461     $     381
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Note 5)......         1.24 %(a)       0.70%       0.21%         0.59%(a)
  Without expense reductions............         1.23 %(a)       0.57%       0.10%         0.51%(a)
Ratio of operating expenses to average
 net assets:
  With expense reductions (Note 5)......         1.55 %(a)       1.34%       1.45%         1.35%(a)
  Without expense reductions............         1.56 %(a)       1.47%       1.56%         1.43%(a)
Portfolio turnover rate++++.............           51 %(a)         72%         74%           75%(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F11

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM International Growth Fund (the "Fund" formerly, GT Global International Growth Fund), is a separate series of AIM Growth Series (the "Trust" formerly, G.T. Global Growth Series ). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Trust has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set

                                      F12

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of on over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other then normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At June 30, 1998, stocks with an aggregate value of approximately $21,489,285 were on loan to brokers. The loans were secured by cash collateral of $22,551,564, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less. For the period ended June 30, 1998, the Fund received securities lending fees of $171,562.

                                      F13

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restrictions securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On June 30, 1998, the Fund had no loans outstanding.

For the period ended June 30, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $1,201,545 with a weighted average interest rate of 6.26%. Interest expense for the period ended June 30, 1998 was $2,297, and is included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
A I M Advisors, Inc. ("AIM" or the "Manager") is the Fund's investment manager and administrator, and INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-adviser and/or sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment manager and administrator of the Fund and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund.
A I M Distributors, Inc. ("AIM Distributors") became the Fund's distributor. Finally, the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. All of the changes became effective as of the close of business on May 29, 1998.

The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any period to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors and GT Global collected the sales charges imposed on sales of Class A shares, and reallowed a portion of such charges to dealers through which the sales were made. For the period ended June 30, 1998, AIM Distributors and GT Global retained $2,985 and $2,625, respectively, of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. No CDSC's were collected for the period ended June 30, 1998. AIM Distributors also

                                      F14

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the period ended June 30, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $12,093 and $118,618, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares.

Pursuant to the Fund's Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.

The Manager and AIM Distributors have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and AIM Distributors, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services is also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the period ended June 30, 1998, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $48,153,983 and $72,265,377, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

                                      F15

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

4. CAPITAL SHARES
At June 30, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                                                                     SIX MONTHS ENDED
                                                                       JUNE 30, 1998               YEAR ENDED
                                                                        (UNAUDITED)             DECEMBER 31, 1997
                                                                 -------------------------  -------------------------
CLASS A                                                            SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------  -----------  ------------  -----------  ------------
Shares sold....................................................   40,426,588  $335,523,591   40,276,923  $372,306,238
Shares issued in connection with reinvestment of
  distributions................................................           --            --    3,306,465    24,897,200
                                                                 -----------  ------------  -----------  ------------
                                                                  40,426,588   335,523,591   43,583,388   397,203,438
Shares repurchased.............................................  (42,859,903) (357,980,924) (46,298,211) (433,072,839)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................   (2,433,315) $(22,457,333)  (2,714,823) $(35,869,401)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

CLASS B
---------------------------------------------------------------
Shares sold....................................................   15,955,626  $125,312,223   25,433,444  $233,714,318
Shares issued in connection with reinvestment of
  distributions................................................           --            --    1,311,193     9,480,349
                                                                 -----------  ------------  -----------  ------------
                                                                  15,955,626   125,312,223   26,744,637   243,194,667
Shares repurchased.............................................  (17,489,434) (137,511,761) (26,525,397) (246,915,890)
                                                                 -----------  ------------  -----------  ------------
Net increase (decrease)........................................   (1,533,808) $(12,199,538)     219,240  $ (3,721,223)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------
ADVISOR CLASS
---------------------------------------------------------------
Shares sold....................................................    2,272,018  $ 18,411,092    2,419,305  $ 23,205,242
Shares issued in connection with reinvestment of
  distributions................................................           --            --        7,757        58,878
                                                                 -----------  ------------  -----------  ------------
                                                                   2,272,018    18,411,092    2,427,062    23,264,120
Shares repurchased.............................................   (2,279,344)  (18,646,397)  (2,441,431)  (23,309,340)
                                                                 -----------  ------------  -----------  ------------
Net decrease...................................................       (7,326) $   (235,305)     (14,369) $    (45,220)
                                                                 -----------  ------------  -----------  ------------
                                                                 -----------  ------------  -----------  ------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the period ended June 30, 1998, the Fund's expenses were reduced by $6,837 under these arrangements.

                                      F16

                         AIM INTERNATIONAL GROWTH FUND
                 (FORMERLY GT GLOBAL INTERNATIONAL GROWTH FUND)

                                     NOTES

--------------------------------------------------------------------------------

THE AIM FAMILY OF FUNDS-REGISTERED TRADEMARK-

GROWTH FUNDS
AIM Aggressive Growth Fund(1)
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Constellation Fund
AIM Mid Cap Growth Fund(2)
AIM Select Growth Fund(3)
AIM Small Cap Equity Fund(2)
AIM Small Cap Opportunities Fund
AIM Value Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS
AIM Advisor Flex Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund
AIM Advisor Real Estate Fund
AIM America Value Fund(2)
AIM Balanced Fund
AIM Charter Fund

INCOME FUNDS
AIM Floating Rate Fund(2)
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund

TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of  Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

INTERNATIONAL GROWTH FUNDS
AIM Advisor International Value Fund
AIM Asian Growth Fund
AIM Developing Markets Fund(2)
AIM Emerging Markets Fund(2)
AIM Europe Growth Fund(2)
AIM European Development Fund
AIM International Equity Fund
AIM International Growth Fund(2)
AIM Japan Growth Fund(2)
AIM Latin American Growth Fund(2)
AIM New Pacific Growth Fund(2)

GLOBAL GROWTH FUNDS
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Worldwide Growth Fund(2)

GLOBAL GROWTH & INCOME FUNDS
AIM Global Growth & Income Fund(2)
AIM Global Utilities Fund

GLOBAL INCOME FUNDS
AIM Global Government Income Fund(2)
AIM Global High Income Fund(2)
AIM Global Income Fund
AIM Strategic Income Fund(2)

THEME FUNDS
AIM Global Consumer Products and Services Fund(2)
AIM Global Financial Services Fund(2)
AIM Global Health Care Fund(2)
AIM Global Infrastructure Fund(2)
AIM Global Resources Fund(2)
AIM Global Telecommunications Fund(2)
AIM New Dimension Fund(2)

(1)AIM Aggressive Growth Fund closed to new investors on June 5, 1997.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. For more complete information about any AIM Fund, including sales charges and expenses, obtain the appropriate prospectus(es) from your financial consultant. Please read the prospectus(es) carefully before you invest or send money.

[LOGO] www.aimfunds.com   A I M Distributors, Inc.   Invest with Discipline-SM-